UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials

☐ Soliciting Material under Rule 14a-12

NeoMedia Technologies, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 240.0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

NEOMEDIA TECHNOLOGIES, INC.
100 West Arapahoe Avenue, Suite 9, Boulder, CO 80302

YOUR VOTE IS IMPORTANT
PLEASE VOTE YOUR PROXY TODAY

July 31, 2013

Dear Stockholder:

According to our latest records, we have not received your voting instructions for the Annual Meeting of Stockholders of Neomedia Technologies, Inc. to be held on Friday, August 2, 2013. Your vote is extremely important, no matter how many shares you hold.

For the reasons set forth in the proxy statement, dated July 8, 2013, the Board of Directors unanimously recommends that you vote “FOR” Proposals 1, 2, 4, 5 and 6, and “FOR Every Three (3) Years” for Proposal 3. Please sign, date and return the enclosed proxy card as soon as possible or, alternatively, you can vote via the Internet or telephone (see the instructions below).

If you need assistance voting your shares, please call D.F. King & Co., Inc. toll free at (800) 829-6554 or toll at (718) 559-4083. On behalf of your Board of Directors, thank you for your cooperation and continued support.

Sincerely,

/s/ Laura A. Marriott

Laura A. Marriott
Chief Executive Officer

You may use one of the following simple methods to promptly provide your voting instructions:

1.	Vote by Internet: Go to the website www.proxyvote.com. Have your 12-digit control number listed on the voting instruction form ready and follow the online instructions. The 12-digit control number is located in the rectangular box on the right side of your voting instruction form.

2.	Vote by Telephone: Call toll-free (800) 690-6903. Have your 12-digit control number listed on the voting instruction form ready and follow the simple instructions.

NEOMEDIA TECHNOLOGIES, INC.

PROXY FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON

AUGUST 2, 2013

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of NeoMedia Technologies, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated July 8, 2013, and hereby appoints Laura A. Marriott, Chief Executive Officer, and Barry S. Baer, our Corporate Secretary, or either of them acting singly in the absence of the other, with full power of substitution, as attorneys-in-fact and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of NeoMedia Technologies, Inc. to be held on August 2, 2013, at 10:00 am, local time, at NeoMedia’s headquarters at 100 West Arapahoe Avenue, Suite 9, Boulder Colorado, 80302, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE 2013 ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR APPROVAL OF PROPOSALS 1, 2, 4, 5, AND 6, AND “FOR EVERY THREE (3) YEARS” FOR PROPOSAL 3. AS DESCRIBED IN THE PROXY AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2, 4, 5 AND 6, AND “FOR EVERY THREE (3) YEARS” FOR PROPOSAL 3. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE, PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE.

1.          Proposal 1. Election of Directors. To elect four (4) members of our Board, each to hold office for a term ending on the date of the next annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified

FOR ALL THE DIRECTOR- NOMINEES	WITHHOLD AUTHORITY FOR ALL DIRECTORS	FOR ALL EXCEPT (See instructions below)
DIRECTOR-NOMINEES:
☐	☐	☐	☐	Laura A. Marriott
			☐	George G. O’Leary
			☐	Sarah Fay
			☐	Peter Mannetti

INSTRUCTION: To withhold authority to vote for any individual director-nominee(s), mark “FOR ALL EXCEPT” and check the box next to each nominee(s) you wish to withhold, as shown here: ☒

2. Proposal 2. Advisory Vote on the Compensation Paid to our Named Executive Officers. An advisory vote on the compensation paid to our named executive officers

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. Proposal 3. Advisory Vote on Frequency of Future Advisory Votes on the Compensation Paid to our Named Executive Officers. An advisory vote on the frequency of future advisory votes on the compensation paid to our named executive officers

☐ FOR EVERY YEAR ☐ FOR EVERY 2 YEARS ☐ FOR EVERY 3 YEARS ☐ ABSTAIN

4. Proposal 4. Ratification of Independent Registered Public Accounting Firm. To ratify the appointment of StarkSchenkein, LLP as the Company’s independent registered public accounting firm

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.  Proposal 5. Approval of Reverse Stock Split. To authorize the amendment of the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s outstanding shares of Common Stock at a ratio of 1-for-1,700, while keeping the amount of authorized shares of Common Stock set at 5,000,000,000 shares.

☐ FOR	☐ AGAINST	☐ ABSTAIN

6.  Proposal 6. Approval of Authorized Stock Increase. To approve and authorize, in the event that Proposal 5 is not approved, the amendment of the Company’s Certificate of Incorporation to increase its authorized Common Stock from 5,000,000,000 shares to 500,000,000,000 shares

☐ FOR	☐ AGAINST	☐ ABSTAIN

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Each of the persons named as proxies herein are authorized, in such person’s discretion, to vote upon such other matters as may properly come before the Annual Meeting, or any adjournments thereof.

Please check here if you plan to attend the meeting.	☐

Date:

(Signature of Stockholder)

(Print Name)

(Signature of Stockholder)

(Print Name)

Type of Stock :

Number of Shares:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐	Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.